                                                     Filed pursuant to Rule 497e

--------------------------------------------------------------------------------

                                                             April 27, 2004
                                                                  Supplement


[MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------



                         SUPPLEMENT DATED APRIL 27, 2004
                              TO THE PROSPECTUS OF
                MORGAN STANLEY MULTI-STATE MUNICIPAL SERIES TRUST
                                 ARIZONA SERIES
                                 FLORIDA SERIES
                                NEW JERSEY SERIES
                               PENNSYLVANIA SERIES
                              Dated March 18, 2004


On April 22, 2004, the Board of Trustees of the Morgan Stanley Multi-State Municipal Series Trust (the "Fund") approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of each series (each, a "Series") of the Fund would be liquidated, known liabilities of each Series satisfied and the remaining proceeds distributed to each Series' shareholders (each, a "Liquidation"). Each Liquidation is subject to the approval of shareholders of the applicable Series at a special meeting of shareholders to be held on or about August 13, 2004. The shareholders of each Series will vote separately on the Liquidation for that Series. A proxy statement formally detailing the proposal and the reasons for each Liquidation will be distributed to shareholders of each Series. Effective April 30, 2004, the Fund will no longer offer shares of each Series.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




























                                                                        37926SPT